Income Taxes (Q3)	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes
12. Income Taxes
The Company had no income tax expense due to operating losses incurred for the three and nine months ended September 30, 2024 and 2023.
Management of the Company evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets and determined that it is more likely than not that the Company will not recognize the benefits of the deferred tax assets. As a result, a full valuation allowance was recorded as of September 30, 2024 and December 31, 2023.
The Company applies ASC 740, Income Taxes, for the financial statement recognition, measurement, presentation, and disclosure of uncertain tax positions taken or expected to be taken in income tax returns. Unrecognized tax benefits represent tax positions for which reserves have been established. A full valuation allowance has been provided against the Company’s deferred tax assets, so that the effect of the unrecognized tax benefits is to reduce the gross amount of the deferred tax asset and the corresponding valuation allowance. The Company has no material uncertain tax positions as of September 30, 2024 and December 31, 2023.

12. Income Taxes
The Company had no income tax expense due to operating losses incurred for the years ended December 31, 2023 and 2022.
A reconciliation of the provision for income taxes computed at the statutory federal income tax rate to the provision for income taxes as reflected in the consolidated financial statements is as follows:

	2023	2022
Income tax computed at federal statutory tax rate	21.0%	21.0%
State taxes, net of federal benefit	5.9%	6.0%
Research and development credits	7.9%	4.9%
Expiration of stock options	(3.1)%	(2.5)%
Permanent differences	1.4%	0.9%
Limitations on credits and net operating losses	(1.7)%	(0.8)%
Change in valuation allowance	(31.4)%	(29.5)%
	—	—

The significant components of the Company’s deferred tax assets as of December 31, 2023 and 2022 were as follows:

	2023	2022
Deferred tax assets:
Net operating loss carryforwards	$12,866	$11,557
Capitalized research and development expenses	7,642	4,460
Lease liability	2,977	234
Research and development credit carryforwards	1,528	698
Stock-based compensation	873	860
Capitalized start-up expenses	153	293
Other	1,303	2,206
Total deferred tax assets	27,342	20,308
Deferred tax liabilities:
Right-of-use-asset	(2,816)	(194)
Total deferred tax liabilities	(2,816)	(194)
Valuation allowance	(24,526)	(20,114)
Net deferred tax liabilities	$—	$—

Subject to the limitations described below, as of December 31, 2023, the Company had federal net operating loss carryforwards of approximately $58.1 million available to reduce future taxable income, of which $3.8 million is subject to expiration between 2026 and 2037 and $54.3 million may be carried forward indefinitely. As of December 31, 2023, the Company had state net operating loss carryforwards of approximately $10.5 million, which is subject to expiration between 2030 and 2043. The Company also had research and development credits of approximately $1.6 million as of December 31, 2023 to offset future federal and state income taxes, which is subject to expiration at various times through 2043.
Under the provisions of the Internal Revenue Code, the net operating loss and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Net operating loss and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50 percent, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has completed several financings since its inception which it believes has resulted in changes in control as defined by Sections 382 and 383 of the Internal Revenue Code.
Management of the Company evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets and determined that it is more likely than not that the Company will not recognize the benefits of the deferred tax assets. As a result, a full valuation allowance was recorded as of December 31, 2023 and 2022. The valuation allowance increased by $4.4 million during the year ended December 31, 2023, primarily due to the capitalization of research and development expenses and increase in loss carryforwards by the Company.
As part of the Tax Cuts and Jobs Act that was enacted in December of 2017, taxpayers are required to capitalize research and development expenses and amortize them over five years if the expense is incurred in the US and over fifteen years if incurred in a foreign jurisdiction. The effective date for that provision is for tax years beginning on or after January 1, 2022. The capitalization requirement increased deferred tax assets related to research and development expenses and decreased taxable loss in the current year, both of which were offset by a full valuation allowance.
The Company applies ASC 740, Income Taxes, for the financial statement recognition, measurement, presentation, and disclosure of uncertain tax positions taken or expected to be taken in income tax returns. Unrecognized tax benefits represent tax positions for which reserves have been established. A full valuation allowance has been provided against the Company’s deferred tax assets, so that the effect of the unrecognized tax benefits is to reduce the gross amount of the deferred tax asset and the corresponding valuation allowance.
The Company is currently not under examination by the Internal Revenue Service or any other jurisdictions for any tax years. The Company files income tax returns in the United States for federal and state income taxes. In the normal course of business, the Company is subject to examination by tax authorities in the United States. Since the Company is in a loss carryforward position, the Company is generally subject to U.S. federal and state income tax examinations by tax authorities for all years for which a loss carryforward is utilized. The Company’s returns remain subject to federal and state audits for the years 2020 through 2023. However, carryforward attributes from prior years may still be adjusted upon examination by tax authorities if they are used in an open period.
The Company may from time to time be assessed interest or penalties by major tax jurisdictions. The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. The Company has not recorded interest or penalties on any unrecognized tax benefits since its inception.
The Company anticipates that the amount of unrecognized tax benefits will not materially change in the next twelve months.
The roll-forward of the Company’s gross uncertain tax positions is as follows:

Gross Uncertain Tax Position
Balance — January 1, 2022	$—
Additions for current year tax positions	229
Balance — December 31, 2022	229
Additions for current year tax positions	276
Balance — December 31, 2023	$505

The Company’s total uncertain tax positions increased during the year ended December 31, 2023 as a result of a reserve established on federal and state research and development credits generated in the current year. None of the uncertain tax positions, if realized, would affect the Company’s effective tax rate in future periods due to a valuation allowance provided against the Company’s net deferred tax assets.